Cleansing Material

August 20, 2025

Disclaimer

In July and August 2025, ModivCare Inc. (the "Company") entered into confidentiality agreements (collectively, the "NDAs") with certain of its debt holders and other potential investors to facilitate confidential discussions and negotiations concerning a potential restructuring and recapitalization transaction. In connection with these confidential discussions and negotiations and pursuant to the NDAs, the Company provided certain non-public information to such parties and their legal and financial advisors. Pursuant to its obligation under the NDAs to publicly disclose certain non-public information (the "Cleansing Material") upon the occurrence of certain events set forth thereunder, the Company is furnishing the Cleansing Material in this presentation. The Cleansing Material is based solely on certain information available to the Company as of the date of the Cleansing Material and was not prepared with a view toward public disclosure. The Cleansing Material should not be relied upon by any party for any reason. The Cleansing Material should not be relied upon as a reliable prediction of future events.

For the avoidance of doubt, the Cleansing Material, including any forward-looking financial information contained therein, does not include guidance or projections with respect to the Company's future performance, nor does it constitute a budget as required to be provided by the Company pursuant to the terms of its debt documents. Neither the Company nor any third party has made or makes any representation to any person regarding the accuracy of any Cleansing Material or undertakes any obligation to publicly update the Cleansing Material to reflect circumstances existing after the date when the Cleansing Material was prepared or conveyed or to reflect the occurrence of future events.

The Cleansing Material includes, but is not limited to, the Company's preliminary estimates of certain financial results, based on currently available information. The Company's actual results could be materially different from those set forth in the Cleansing Material. Additionally, the Company's estimates are forward-looking statements based solely on information available to it as of the date of the Cleansing Material and may differ materially from actual results. Therefore, a reader should not rely on these preliminary estimates of the Company's results. The preliminary estimates of the Company's results included in the Cleansing Material have been prepared by, and are the responsibility of, the Company's management. Neither the independent registered public accounting firm of the Company nor any other independent accountant has audited, reviewed, compiled, or performed any procedures with respect to such preliminary estimates of the Company's results. The preliminary estimates of certain financial results presented in the Cleansing Material should not be considered a substitute for actual results.

Forward Looking Statements

Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as "may," "will," "should," "expect," "believe," "estimate," "intend," and similar words indicating possible future expectations, events or actions. The updated guidance discussed herein constitutes forward-looking statements. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual results to be materially different from those expressed or implied herein, including but not limited to: government or private insurance program funding reductions or limitations; implementation of alternative payment models or the transition of Medicaid and Medicare beneficiaries to Managed Care Organizations; our inability to control reimbursement rates received for our services; cost containment initiatives undertaken by private third-party payors and an inability to maintain or reduce our cost of services below rates set forth by our payors; the effects of a public health emergency; inadequacies in, or security breaches of, our information technology systems; changes in the funding, financial viability or our relationships with our payors; pandemics and other infectious diseases; delays in collection, or non-collection, of our accounts receivable; any impairment of our goodwill and long-lived assets; any failure to maintain or to develop reliable, efficient and secure information technology systems; any inability to attract and retain qualified employees; any disruptions from acquisition or acquisition integration efforts; estimated income taxes being different from income taxes that we ultimately pay; weakening of general economic conditions, including the impact of inflationary pressures, rising interest rates, labor shortages, higher labor costs and supply chain challenges; any failure to successfully implement our business plan, including planned strategic divestitures of certain assets; historical operating losses and negative cash flow and any failure to improve our financial condition; significant turnover of our senior management team and across our organization; ongoing negotiations related to new capital investments may require a substantial portion of time from our management; our contracts not surviving until the end of their stated terms, or not being renewed or extended; our failure to compete effectively in the marketplace; our not being awarded contracts through the government's requests for proposals process, or our awarded contracts not being profitable; any failure to satisfy our contractual obligations or to maintain existing pledged performance and payment bonds; any failure to estimate accurately the cost of performing our contracts; the extended collection periods and uncertainty concerning the timing of the collection of outstanding contract receivables; any misclassification of the drivers we engage as independent contractors rather than as employees; significant interruptions in our communication and data services; not successfully executing on our strategies in the face of our competition; any inability to maintain relationships with existing patient referral sources; certificates of need laws or other regulatory and licensure obligations that may adversely affect our personal care integration efforts and expansion into new markets; any failure to obtain the consent of the New York Department of Health to manage the day to day operations of our licensed in-home personal care services agency business; changes in the case-mix of our personal care patients, or changes in payor mix or payment methodologies; our loss of existing favorable managed care contracts; our experiencing labor shortages in qualified employees and management; labor disputes or disruptions, in particular in New York; becoming subject to malpractice, professional negligence or other similar claims; our operating in the competitive in-home patient monitoring industry, and failing to develop and enhance related technology applications; any failure to innovate and provide services that are useful to customers and to achieve and maintain market acceptance; our lack of sole decision-making authority with respect to our minority investment in Matrix and any failure by Matrix to achieve positive financial position and results of operations; any legal challenges to the relationships or arrangements between our virtual clinical care management services and the unaffiliated physician-owned professional corporation through which such services are provided; any failure to comply with applicable data interoperability and information blocking rules; the lapse of temporary telehealth flexibilities currently permitted under the Consolidated Appropriations Act of 2023; the cost of our compliance with laws; changes to the regulatory landscape applicable to our businesses; changes in budgetary priorities of the government entities or private insurance programs that fund our services; regulations relating to privacy and security of patient and service user information; actions for false claims or recoupment of funds; civil penalties or loss of business for failing to comply with bribery, corruption and other regulations governing business with public organizations; increasing scrutiny and changing expectations with respect to environmental, social and governance matters; changes to, or violations of, licensing regulations; our contracts being subject to audit and modification by the payors with whom we contract; a loss of Medicaid coverage by Medicaid beneficiaries as a result of any state Medicaid eligibility determination processes; our existing debt agreements containing restrictions, financial covenants and cross-default provisions that limit our flexibility in operating our business; our substantial indebtedness and ability to generate sufficient cash to service our indebtedness; the expiration of our existing credit agreement or any loss of available financing alternatives; our ability to incur substantial additional indebtedness or to issue additional equity; our substantial doubt about our ability to meet our obligations as they come due within one year from the date of issuance of the financial statements for fiscal year 2024; any failure to successfully remediate any control deficiency or material weakness in our internal control over financial reporting; our dependence on our subsidiaries to fund our operations and expenses; anti-takeover provisions discouraging a change of control; and any stock price volatility.

Forward Looking Statements *(Cont.)*

The Company has provided additional information about the foregoing and other risks facing our business in our annual report on Form 10-K and subsequent periodic and current reports filed with the Securities and Exchange Commission that could impact future performance. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made and are expressly qualified in their entirety by the cautionary statements set forth herein and in our filings with the Securities and Exchange Commission, which you should read in their entirety before making an investment decision with respect to our securities. We undertake no obligation to update or revise any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Information

In addition to the financial measures prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"), the information contained herein may include presentations for the Company and its segments (as noted and applicable) of: Adjusted EBITDA, Adjusted G&A expense and Adjusted EBITDA margin, all of which are non-GAAP financial measures considered by management to be performance measures. EBITDA is defined as net income (loss) before: (1) interest expense, net; (2) provision (benefit) for income taxes; and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before (as applicable): (1) restructuring and related costs; (2) transaction and integration costs; (3) settlement related costs; (4) stock-based compensation; (5) equity in net (income) loss of investee, net of tax; (6) cash settled equity; (7) COVID-19 related costs; (8) impairment of goodwill; (9) loss on extinguishment of debt; and (10) payor settlement. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by service revenue, net. Adjusted G&A expense is calculated as G&A expense before (as applicable): (1) restructuring and related costs; (2) transaction and integration costs; (3) settlement related costs; (4) stock-based compensation; and (5) cash settled equity.

Our non-GAAP performance measures exclude expenses and amounts that are not driven by our core operating results and may be one time in nature. Excluding these expenses makes comparisons with prior periods as well as to other companies in our industry more meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. As a result, our net income or loss in equity investee is excluded from these measures, as we do not have the ability to manage the venture, allocate resources within the venture, or directly control its operations or performance.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial measures is not intended to be considered in isolation from or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP. A reconciliation of the Company's outlook for Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted G&A expense to the most directly comparable GAAP financial measures cannot be provided without unreasonable efforts and are not provided herein because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations.

2025 – 2026 P&L Outlook and Select Cash Flow Assumptions

($ in millions)	1Q25A	2Q25F	3Q25F	4Q25F	FY25F	1Q26P	2Q26P	3Q26P	4Q26P	PY26P
Service Revenue, net	**$650.7**	**$651.2**	**$664.4**	**$669.3**	**$2,635.6**	**$584.5**	**$579.3**	**$564.6**	**$575.9**	**$2,304.4**
Service Expense, Purchased Services	501.1	515.7	519.0	511.6	2,047.4	449.0	447.7	434.2	441.3	1,772.3
Service Expense, Payroll and Other	51.9	51.8	51.9	51.3	207.0	41.1	41.3	40.4	40.0	162.7
Total Service Expense	$553.0	$567.5	$570.9	$563.0	$2,254.3	$490.2	$489.0	$474.6	$481.3	$1,935.0
Gross Profit	**$97.7**	**$83.7**	**$93.5**	**$106.3**	**$381.2**	**$94.4**	**$90.3**	**$90.1**	**$94.6**	**$369.4**
Gross Profit Margin %	*15.0%*	*12.9%*	*14.1%*	*15.9%*	*14.5%*	*16.1%*	*15.6%*	*16.0%*	*16.4%*	*16.0%*
Adjusted G&A	65.1	64.4	64.9	62.6	257.0	59.4	59.9	60.0	59.7	239.0
Adj. G&A % of Revenue	*10.0%*	*9.9%*	*9.8%*	*9.3%*	*9.8%*	*10.2%*	*10.3%*	*10.6%*	*10.4%*	*10.4%*
Adjusted EBITDA	**$32.6**	**$19.3**	**$28.6**	**$43.8**	**$124.2**	**$35.0**	**$30.4**	**$30.1**	**$34.9**	**$130.4**
Adj. EBITDA Margin %	*5.0%*	*3.0%*	*4.3%*	*6.5%*	*4.7%*	*6.0%*	*5.2%*	*5.3%*	*6.1%*	*5.7%*
Memo: Select Cash Flow Assumptions										
Accrual to Cash Adjustments	(11.6)	(20.4)	(1.4)	(1.5)	(34.9)	(2.6)	(18.4)	(2.2)	(2.4)	(25.7)
Working Capital Adjustments	(68.8)	(9.7)	(15.8)	(59.1)	(153.4)	46.2	46.9	(0.4)	(44.3)	48.3
Capital Expenditures ("CapEx")	(4.1)	(6.9)	(7.4)	(7.6)	(25.9)	(9.6)	(11.1)	(10.9)	(9.7)	(41.3)

Note: Totals may not sum due to rounding.